EXHIBIT 10.34

                        THIRD AMENDMENT TO LOAN AGREEMENT

      This is the Third Amendment (the "Third Amendment"), dated as of August 20, 1998, to the Loan Agreement dated December 30, 1996, (the Loan Agreement being hereinafter called the "Agreement") by and between NEUTRAL POSTURE ERGONOMICS, INC., a Texas corporation, (the "Borrower") and COMERICA BANK-TEXAS, a Texas banking association (the "Bank").

                                 R E C I T A L S

      The Borrower has requested that the Bank modify certain covenants contained in the Agreement and subject to the terms and conditions hereinafter stated, the Bank is willing to do so. Therefore, the Bank and the Borrower hereby agree to amend the Agreement as provided in this Third Amendment, which Third Amendment is in addition to, and cumulative to, any prior amendments of the Agreement previously entered into.

                                   SECTION 1.

                                   DEFINITIONS

      1.1 AMENDING DEFINED TERMS. Section 1.1 "DEFINED TERMS" of the Agreement, is hereby amended by deleting in its entirety the definitions for "TERMINATION DATE" and substituting the definition set forth below:

      "TERMINATION DATE" shall mean August 21, 2000.
      All terms otherwise defined in the Agreement and not defined herein shall have the meaning ascribed to them in the Agreement.
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                                   SECTION 2.

                                    AMENDMENT

      2.7.1 COMMITMENT FEE. Is amended by adding the following sentence to the end of that section:

      In the event the Borrower terminates the Agreement early, and in a manner satisfactory to the Lender, and provided on the early Termination Date there is no outstanding Indebtedness, the Borrower shall be released of its obligation to pay any additional Commitment Fee upon the payment of a Commitment Fee for the two (2) months succeeding the month in which the Agreement is terminated early. The payment of such Commitment Fee shall not relieve the Borrower from any other liability it has for any other costs or expenses incurred hereunder.

                                   SECTION 3.

                                   DEFINITIONS

                          RATIFICATION OF PRINCIPAL DUE

      3.1 BALANCE DUE ON THE NOTES. The parties hereto agree that as of the date hereof, there was an outstanding principal balance due and owing on the Revolving Credit Note is $0.00, and the aggregate outstanding principal balance due and owing on all Term Notes is $0.00. No funds have been advances as of the date hereof for the Term Loan.

                                   SECTION 4.

                              CONDITIONS PRECEDENT

      4.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Bank:

            a.     Bank shall have received a fee in the amount of $0.00.
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            b. Bank shall have received from the Borrower duly executed copies of this Amendment, in form and substance satisfactory to Bank, in its sole discretion;

            c. The representations and warranties contained herein, in the Agreement, as amended hereby, and/or in each other document, instrument and agreement executed in connection with or relating to the Agreement or this Amendment (hereinafter individually referred to as a "LOAN DOCUMENT" and collectively referred to as the "LOAN DOCUMENTS") shall be true and correct as of the date hereof, as if made on the date hereof;

            d. No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank; and

            e. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank;

                                   SECTION 5.

                RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and Bank agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
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      5.2 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Articles of Incorporation or Bylaws of the Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date,
(iii) the Borrower is in full compliance with all covenants and agreements contained in the Agreement, as amended hereby, and (iv) the Borrower has not amended its Articles of Incorporation or Bylaws since the date of execution of the Agreement.

                                   SECTION 6.

                                  MISCELLANEOUS

      6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

      6.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended
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hereby, are hereby amended so that any reference in such Loan Documents to the
Agreement shall mean a reference to the Agreement, as amended hereby.

      6.3 EXPENSES OF BANK. As provided in the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

      6.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and its respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.
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      6.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant or condition of the Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      6.9 HEADINGS. The headings, captions, and arrangements used in the Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.10 FINAL AGREEMENT. THE AGREEMENT, AS AMENDED HEREBY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      6.11 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMISSIBLE BY APPLICABLE LAW, THE BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTER-CLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE BANK IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.
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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed effective as of the date first written above.

                                    BORROWER

                                    NEUTRAL POSTURE ERGONOMICS, INC.
                                    a Texas corporation


                                    By: /s/ REBECCA BOENIGK
                                    Name:   Rebecca Boenigk
                                    Title:  CEO


                                    THE BANK

                                    COMERICA BANK - TEXAS
                                    a Texas banking association

                                    By: /s/ LIZABETH LARY
                                            Lizabeth Lary
                                            Corporate Banking Officer